Exhibit 10.8

Recording: Time, Book and Page

Mail after recording to:

Parker, Hudson, Rainer & Dobbs LLP

303 Peachtree St. NE

Suite 3600

Atlanta, GA 30308

Attn: C. Keith Taylor, Esq.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS

COUNTY OF HARRIS

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (“Assignment”) is made as of this 30th day of March, 2018, by and from APPLIED OPTOELECTRONICS, INC., a Delaware corporation (“Assignor” and “Grantor” for purposes of recordation), having principal offices at 13139 Jess Pirtle Blvd., Sugar Land, Texas 77478, to and for BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation, having a branch office in Houston, Texas and a mailing address of P.O. Box 1290, Whiteville, North Carolina 28472 (“Assignee” and “Grantee” for purposes of recordation).

Assignor is the sole owner of that certain real property located in the City of Sugar Land, County of Harris, State of Texas described in Exhibit “A” attached hereto and by this reference incorporated herein (the “Property”) subject to that certain Texas Deed of Trust and Security Agreement dated as of March 30, 2018, conveyed by Assignor to Assignee and recorded concurrently herewith in the Harris County Public Registry, (the “Deed of Trust”, as the same may be modified or supplemented from time to time).

For good and valuable consideration, Assignor hereby absolutely and unconditionally assigns, sets over and transfers to Assignee: (a) the income, rents (including, if applicable, all hotel room rents), receivables, security or similar deposits, revenues, issues, royalties, profits, earnings, products and proceeds from any and all of the Property (collectively, the “rents, issues and profits”) together with the right, power and authority to collect the same; (b) all leases, written or oral, now in existence or hereafter arising, all other agreements for the use and occupancy of all or any portion of the Property, and any and all extensions or renewals of any thereof (individually “Lease” and collectively, the “Leases”), together with the right, power and authority of Assignor to alter, modify or change the terms thereof, or surrender, cancel or terminate the same; and (c) any and all guarantees of any obligations of any lessee (the “lessee”) under each of the leases. Assignor irrevocably appoints Assignee its true and lawful attorney-in-fact, which shall constitute a power coupled with an interest by virtue of this Assignment and is irrevocable so long as any part of the sums secured hereby are outstanding, at any time and from time to time, at the option of Assignee, to demand, receive and enforce payment of rent, to give receipts, releases and satisfactions, and to sue, in the name of Assignor or Assignee, for all the rents, issues and profits and to apply the same to the indebtedness secured; provided, however, that Assignor shall have the right and license to collect the rents, issues and profits prior to any event of default hereunder, the Deed of Trust, the Note (as defined herein), any Hedge Agreement (as defined herein), the Loan Agreement dated September 28, 2017, between Assignor and Assignee (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”) or any other loan document evidencing or securing the Indebtedness (collectively the “Loan Documents”). The assignment of the rents, issues and profits in this Assignment is a present, unconditional and absolute assignment from Assignor to Assignee and not merely the passing of a security interest.

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This Assignment is made for the purpose of securing:

A.       Payment of the principal sum, interest and indebtedness evidenced by (i) a certain Promissory Note (including any amendments, extensions, renewals, restatements or substitutions thereof, and all addenda and attachments thereto, collectively the “Term Note”), in the original aggregate principal sum of Twenty One Million Five Hundred Thousand and no/100 Dollars ($21,500,000.00) made by Assignor (“Borrower”) payable to the order of Assignee dated as of the 30th day of March, 2018, (ii) a certain Promissory Note (including any amendments, extensions, renewals, restatements or substitutions thereof, and all addenda and attachments thereto, collectively, the “Line Note”), in the original aggregate principal sum of Sixty Million and no/100 Dollars ($60,000,000.00) made by Borrower payable to the order of Assignee dated the 28th day of September, 2017, and (iii) a certain Promissory Note (including any amendments, extensions, renewals, restatements or substitutions thereof, and all addenda and attachments thereto, collectively, the “CapEx Note”, and together with the Term Note and the Line Note, collectively, the “Note”), in the original aggregate principal sum of Twenty Six Million and no/100 Dollars ($26,000,000.00) made by Borrower payable to the order of Assignee dated as of the 30th day of March, 2018.

B.       Payment of all other sums due and payable to Assignee under the provisions of this Assignment and the Loan Documents, and all obligations, debts, liabilities and all other indebtedness plus interest thereon, of Assignor or Borrower to Assignee, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, including without limitation (i) repayment and reimbursement of any draft or drawing paid by Assignee under any commercial or standby letter of credit issued by Assignee on the account of Assignor or Borrower; (ii) all indebtedness and obligations of Assignor or Borrower to Assignee (or an affiliate of Assignee) under any interest rate swap transactions, interest rate cap and/or floor transactions, interest rate collar transactions, swap agreements (as defined in 11.U.S.C. § 101) or other similar transactions or agreements, including without limitation any ISDA Master Agreement executed by Assignor or Borrower and all Schedules and Confirmations entered into in connection therewith, hereinafter collectively referred to as a “Hedge Agreement,” the terms of which are incorporated herein by reference; and (iii) all costs and expenses incurred by Assignee in connection with the maintenance or preservation of the Property or collection of the rents, issues and profits.

C.       The performance and discharge of each and every obligation, covenant and agreement of Assignor or Borrower contained herein or in the Loan Documents, or in any other obligation of Assignor or Borrower to Assignee, and all costs of collection including reasonable attorneys’ fees as provided in the Note, the Hedge Agreement or other Loan Documents.

D.       All sums owed to Assignee for outstanding amounts advanced under business credit cards issued to the officers and employees of Assignor.

E.       In addition to the Note, this Assignment secures all future advances made by Assignee to Assignor or Borrower whether or not advances are obligatory. Specifically, and without limitation, this Assignment secures, in addition to the amounts specified in the Note, all future amounts Assignee in its discretion may lend to Assignor or Borrower, together with interest thereon.

The indebtedness and obligations described in A, B, C, D and E above are collectively referred to herein as the “Indebtedness”.

ASSIGNOR WARRANTS to Assignee that Assignor has the full right, power and authority to enter into this Assignment and to assign and convey the rents, issues and profits therefrom to Assignee; that Assignor is the sole owner of its entire interest, as Lessor, in the Leases; that the Leases are valid and enforceable and have not been altered, modified, or amended in any manner whatsoever except as previously disclosed in writing to Assignee; that no lessee named therein is in default under any of the terms, covenants or conditions thereof, that no rent reserved in any Lease has been assigned or anticipated, that no rent for any period subsequent to the date of this Assignment has been collected more than one month in advance of the time when the same became due under the terms of any Lease; that Assignor has full right and title to assign the Leases and all rents, issues and profits thereunder; that Assignor is entitled to receive the rents free and clear of all rights, loans liens, encumbrances and claims except as disclosed to and accepted by Assignee in writing; and that no other assignment of any interest therein has been made.

ASSIGNOR COVENANTS AND AGREES with Assignee to observe and perform all obligations imposed under the Leases; to give prompt notice to Assignee of any notice of default under any Leases received or given by Assignor together with a complete copy of any such notice; at the sole cost and expense of Assignor, to enforce, short of termination of any Lease, the performance or observance of each and every covenant and condition thereof by all parties thereto; and not to do or permit to be done anything to impair the security thereof; not to pay or collect any of the rent, issues and profits arising or accruing under the Leases or from the Property in advance of the time when the same shall become due; not to execute any other assignment of interest in the Leases or assignment of rents arising or accruing from the Leases or from the Property; not to subordinate any Lease to any other encumbrance or permit, consent or agree to such subordination without Assignee’s prior written consent; not to alter, modify or change the terms of any Lease or give any consent or exercise any option required or permitted by such terms without the prior written consent of Assignee or cancel or terminate any Lease or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the leased premises thereby or of any interest therein so as to effect, directly or indirectly, a merger of the estates and rights of, or a termination or diminution of the obligations of, any party thereunder; not to alter, modify or change the terms of any guaranty of any Lease or cancel or terminate such guaranty without the prior written consent of Assignee; not to consent to any assignment of or subletting under any Lease, whether or not in accordance with its terms, without the prior written consent of Assignee; and at Assignee’s request to assign and transfer to Assignee any and all subsequent leases upon all or any part of the Property, and to execute and deliver at the request of Assignee all such further assurances and assignments in the Property as Assignee shall from time to time require.

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THIS ASSIGNMENT is made on the following additional terms, covenants and conditions:

1.       Upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement), Assignee shall have the right to collect and receive at the time of but not prior to, the date provided for the payment thereof, all rents, issues and profits arising under the Leases. Unless and until an Event of Default shall have occurred and is continuing and Assignee shall notify Assignor thereof, Assignor shall collect all rents, issues and profits arising from the Leases. Upon the occurrence and during the continuance of an Event of Default, Assignee may, at its option, without notice and without regard to the adequacy of the security for the Indebtedness, exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law: (a) declare the entire Indebtedness immediately due and payable, including any prepayment penalty that would be required to be paid; (b) either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the property described in any Lease or in the Deed of Trust and have, hold, manage, lease and operate the same on such terms and for such period of time as Assignee may deem proper, including notifying lessees to pay Assignee; and/or (c) either with or without taking possession of such Property in its own name, demand, sue for or otherwise collect and receive all rents, issues and profits of the Property, endorse instruments received, or pay the same including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee, and to apply any such collected rents, issues and profits to the payment of: (i) all expenses of managing the Property, including, without being limited thereto, the salaries, fees and wages, of a managing agent and such other employees as Assignee may deem necessary or desirable, and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which Assignee may deem necessary or desirable, the costs of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (ii) the Indebtedness together with all costs and attorneys’ fees, in such order of priority as to any of the items mentioned in this paragraph, as Assignee in its sole discretion may determine, any statute, law, custom or use to the contrary notwithstanding. The exercise by Assignee of the option granted it in this paragraph and the collection of the rents, issues and profits and the application thereof as herein provided shall not be considered a waiver of any default by Assignor under this Assignment, the Note, any Hedge Agreement, any Loan Document, the Deed of Trust or any Lease.

Assignee, subject to and in accordance with applicable law, may apply to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the rents, issues and profits from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Employment by Assignee shall not disqualify a person from serving as a receiver.

2.       ASSIGNEE SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY ASSIGNOR RESULTING FROM ANY ACT OR OMISSION OF ASSIGNEE OR FROM MANAGING THE PROPERTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF ASSIGNEE. ASSIGNEE SHALL NOT BE OBLIGATED TO PERFORM OR DISCHARGE, NOR DOES ASSIGNEE HEREBY UNDERTAKE TO PERFORM OR DISCHARGE, ANY OBLIGATION, DUTY OR LIABILITY UNDER ANY LEASE OR UNDER OR BY REASON OF THIS ASSIGNMENT, AND ASSIGNOR SHALL, AND DOES HEREBY AGREE, TO INDEMNIFY ASSIGNEE FOR, AND TO HOLD ASSIGNEE HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED UNDER ANY LEASE OR UNDER OR BY ANY REASON OF THIS ASSIGNMENT, AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST ASSIGNEE BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY LEASE. SHOULD ASSIGNEE INCUR ANY SUCH LIABILITY UNDER ANY LEASE OR UNDER OR BY REASON OF THIS ASSIGNMENT OR IN DEFENSE OF ANY SUCH CLAIMS OR DEMANDS, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS’ FEES SHALL BE SECURED HEREBY AND ASSIGNOR SHALL REIMBURSE ASSIGNEE THEREFOR IMMEDIATELY UPON DEMAND, AND UPON THE FAILURE OF ASSIGNOR TO DO SO, ASSIGNEE MAY, AT ITS OPTION, DECLARE THE INDEBTEDNESS IMMEDIATELY DUE AND PAYABLE. THIS ASSIGNMENT SHALL NOT OPERATE TO PLACE RESPONSIBILITY FOR THE CONTROL, CARE, MANAGEMENT OR REPAIR OF THE PROPERTY OR ANY PORTION THEREOF UPON ASSIGNEE, NOR FOR THE CARRYING OUT OF ANY OF THE TERMS AND CONDITIONS OF ANY LEASE; NOR SHALL IT OPERATE TO MAKE ASSIGNEE RESPONSIBLE OR LIABLE FOR ANY WASTE COMMITTED ON THE PROPERTY BY ANY PARTIES, OR FOR ANY DANGEROUS OR DEFECTIVE CONDITION OF THE PROPERTY OR ANY PORTION THEREOF OR FOR ANY NEGLIGENCE OF ASSIGNOR OR ITS AGENTS IN THE MANAGEMENT, UPKEEP, REPAIR OR CONTROL OF THE PROPERTY OR ANY PORTION THEREOF RESULTING IN LOSS OR INJURY OR DEATH TO ANY LESSEE, LICENSEE, EMPLOYEE OR STRANGER.

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3.       Assignee shall have the right to assign Assignor’s right, title and interest in the Leases to any subsequent holder of the Deed of Trust subject to the provisions of this Assignment, and to assign the same to any person acquiring title to the Property through foreclosure or otherwise. After Assignor shall have been barred and foreclosed of all right, title and interest and equity of redemption in the Property no assignee of Assignor’s interest in the Leases shall be liable to account to Assignor for the rents, issues and profits thereafter accruing.

4.       Upon payment and performance in full of the Indebtedness, this Assignment shall become and be void and of no effect, but the affidavit, certificate, letter or statement of any officer, agent or attorney of Assignee showing any part of the Indebtedness to remain unpaid or unperformed shall be and constitute conclusive evidence of the validity, effectiveness, and continuing force of this Assignment and any person may, and is hereby authorized to, rely thereon. Assignor, as the lessor under any Lease, hereby authorizes and directs the lessee named in any such Lease or any other or future lessee or occupant of the Property described therein upon receipt from Assignee of written notice that Assignee is then the holder of the Note to pay over to Assignee all rents, issues, and profits arising or accruing under such Leases or from the Property and to continue so to do until otherwise notified by Assignee.

5.       Assignee may take or release other security for the payment of the Indebtedness may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of the Indebtedness without prejudice to any of its rights under this Assignment.

6.       Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under this Assignment or under any of the Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms of the Loan Documents. The right of Assignee to collect the Indebtedness and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

7.       Assignor hereby assigns to Assignee any portion of an award payable by reason of condemnation action under the right of eminent domain, and directs that such award shall be paid directly to Assignee.

8.       Any guaranty of payment and performance of any Lease shall not be released, modified, or limited in any manner without the prior written consent of Assignee.

9.       The occurrence and continuance of any Event of Default under the Loan Agreement shall constitute an Event of Default under this Assignment.

10.       This Assignment is made, executed and delivered in the State of Texas and shall be governed by the laws of the State of Texas. Each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under the applicable law, but if any provision hereof shall be prohibited by or invalid under the applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Assignment. In case of any conflict between the terms of this instrument and the terms of the Deed of Trust, the terms of this Assignment shall control.

11.       Any legal action with respect to the Indebtedness or this Agreement may be brought in the courts of the State of Texas in which Assignee’s branch office or the Property is located or in appropriate United States District Court situated in the State of Texas, and Assignee hereby accepts and unconditionally submits to the jurisdiction of such courts. Assignor hereby waives any object to the laying of venue based on the grounds of forum nonconveniens with respect thereto.

12. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, ASSIGNOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS ASSIGNMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ASSIGNOR AND ASSIGNEE, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. ASSIGNOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ASSIGNEE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ASSIGNOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. ASSIGNOR ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS PARAGRAPH, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS PARAGRAPH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR ASSIGNEE TO MAKE THE LOAN AND ENTER INTO THIS ASSIGNMENT. FURTHER, ASSIGNOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ASSIGNEE, NOR ASSIGNEE’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ASSIGNEE WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF ASSIGNEE, NOR ASSIGNEE’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

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13.       This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of Assignee and any subsequent holder of the Note and the Deed of Trust and shall be binding upon Assignor, its successors and assigns and any subsequent owner of the Property. This Assignment, together with any Loan Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment. No alteration of or amendment to this Assignment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Time is of the essence in the performance of this Assignment. The relationship between Assignor and Assignee created by this Assignment is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Assignee and Assignor.

14.       If Assignee institutes any suit or action to enforce any of the terms of this Assignment, Assignee shall be entitled to recover such sum as the court may adjudge reasonable as attorneys’ fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Assignee incurs that in Assignee’s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid, including, but not limited to, discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the rents, issues and profits of the Property and paying all costs for insuring, maintaining and preserving the Property. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Assignee’s attorneys’ fees and Assignee’s legal expenses whether or not there is a lawsuit, including attorneys’ fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors’ reports, and appraisal fees, title insurance, fees for the trustee to the extent permitted by applicable law. All such expenses will become a part of the Indebtedness and, at Assignee’s option, will: (a) be payable on demand; (b) be added to the balance of the Note and be apportioned among and be payable with any payments to become due during the remaining term of the Note; or (c) be treated as a balloon payment which will be due and payable at the Note’s maturity. Assignor also will pay any court costs, in addition to all other sums provided by law.

15.  Subject to any limitations stated in this Assignment on transfer of Assignor’s interest, this Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Assignor, Assignee, without notice to Assignor, may deal with Assignor’s successors with reference to this Assignment and the Indebtedness by way of forbearance or extension without releasing Assignor from the obligations of this Assignment or liability under the Indebtedness.

16.  Assignor hereby releases and waives all rights and benefit of the homestead exemption laws of the State of Texas as to all Indebtedness secured by this Assignment.

17.  Assignee shall not be deemed to have waived any rights under this Assignment unless such waiver is given in writing and signed by Assignee. No delay or omission on the part of Assignee in exercising any right shall operate as a waiver of such right or any other right. A waiver by Assignee of a provision of this Assignment shall not prejudice or constitute a waiver of Assignee’s right otherwise to demand strict compliance with that provision or any other provision of this Assignment. No prior waiver by Assignee, nor any course of dealing between Assignee and Assignor, shall constitute a waiver of any of Assignee’s rights or of any of Assignor’s obligations as to any future transactions. Whenever the consent of Assignee is required under this Assignment, the granting of such consent by Assignee in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Assignee. Whenever Assignee’s consent or approval is required under this Assignment, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Assignee and Assignee’s decision shall be final and conclusive.

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18.  Any notice required to be given under this Assignment shall be given in writing, and shall be effective when actually delivered, when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Assignment. Any party may change its address for notices under this Assignment by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Assignor agrees to keep Assignee informed at all times of Assignor’s current address. Unless otherwise provided or required by law, if there is more than one Assignor, any notice given by Assignee to any Assignor is deemed to be notice given to all Assignors.

19.  NOTWITHSTANDING ANY OF THE PROVISIONS TO THE CONTRARY CONTAINED IN THIS ASSIGNMENT, ASSIGNOR HEREBY WAIVES ANY AND ALL RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OR JUDGMENT OF FORECLOSURE ON ASSIGNOR’S BEHALF AND ON BEHALF OF EACH AND EVERY PERSON, EXCEPT JUDGMENT CREDITORS OF ASSIGNOR, ACQUIRING ANY INTEREST IN OR TITLE TO THE PROPERTY SUBSEQUENT TO THE DATE OF THIS ASSIGNMENT.

20.  If a court of competent jurisdiction finds any provision of this Assignment to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Assignment. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Assignment shall not affect the legality, validity or enforceability of any other provision of this Assignment.

(SIGNATURES ON FOLLOWING PAGE)

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IN WITNESS WHEREOF, Assignor has hereunto set his hand and seal, or caused this Assignment to be executed by its duly authorized officers, this the day first above shown.

APPLIED OPTOELECTRONICS, INC.

By: /s/ Stefan Murry

Stefan Murry, Chief Financial Officer

By: /s/ David Kuo

David Kuo, Vice President, General Counsel and
Secretary

Acknowledgement for Corporation:

STATE OF TEXAS

COUNTY OF Fort Bend

This instrument was acknowledged before me on this 29th day of March, 2018, by Stefan Murry as Chief Financial Officer of Applied Optoelectronics, Inc., a Delaware corporation, on behalf of said corporation.

/s/ Jerry Hu
(Personalized Seal)	Notary Public, State of Texas
[SEAL HERE]
Jerry Hu
Printed or Typed Name of Notary
My Commission Expires: 11/12/19

Acknowledgement for Corporation:

STATE OF TEXAS

COUNTY OF Fort Bend

This instrument was acknowledged before me on this 29th day of March, 2018, by David Kuo as Vice President, General Counsel and Secretary of Applied Optoelectronics, Inc., a Delaware corporation, on behalf of said corporation.

/s/ Jerry Hu
(Personalized Seal)	Notary Public, State of Texas
[SEAL HERE]
Jerry Hu
Printed or Typed Name of Notary
My Commission Expires: 11/12/19

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EXHIBIT A

TRACT I:

6.312 acre of land, being all of Commercial Reserve "A-1", of AOI 13139 JESS PIRTLE, a subdivision in Fort Bend County, Texas, according to the map or plat thereof recorded at Plat No. 20140271 of the Plat Records of Fort Bend County, Texas.

TRACT II:

Commercial Reserve "B-3" of PARK WEST SECOND REPLAT OF RESERVE "B", a subdivision in Fort Bend County,

Texas, according to the map or plat thereof recorded in Slide No. 2339/A of the Plat Records of Fort Bend County, Texas.

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